Summary prospectus supplement	January 23, 2012

Putnam Research Fund Summary Prospectus dated November 30, 2011

The section Your fund’s management is deleted in its entirety and replaced with the following disclosure:

Your fund’s management

Investment advisor
Putnam Investment Management, LLC

Portfolio managers

Aaron Cooper, Director of Global Equity Research, portfolio manager of the fund since 2011
Kelsey Chen, Analyst, portfolio manager of the fund since 2010
Steven Curbow, Analyst, portfolio manager of the fund since 2010
George Gianarikas, Analyst, portfolio manager of the fund since 2010
Ferat Ongoren, Analyst, portfolio manager of the fund since 2010
Walter Scully, Analyst, portfolio manager of the fund since 2010

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